                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                            CALCOMP TECHNOLOGY, INC.


          The undersigned hereby constitutes and appoints Gary R. Long and William F. Porter, Jr., and each of them, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 relating to The CalComp Technology, Inc. 1996 Stock Option Plan for Key Employees and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/  PETER B. TEETS                                               August 7, 1996
   --------------------------
        Peter B. Teets
        Chairman of the Board


                               Page 1 of 8 Pages

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                            CALCOMP TECHNOLOGY, INC.


          The undersigned hereby constitutes and appoints Gary R. Long and William F. Porter, Jr., and each of them, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 relating to The CalComp Technology, Inc. 1996 Stock Option Plan for Key Employees and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ JOHN J. MILLERICK                                           August 14, 1996
    ----------------------------------------
      John J. Millerick
      Senior Vice President, Chief Financial
      Officer and Treasurer
      (Principal Accounting Officer and
      Principal Financial Officer)

                               Page 2 of 8 Pages

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                            CALCOMP TECHNOLOGY, INC.


          The undersigned hereby constitutes and appoints Gary R. Long and William F. Porter, Jr., and each of them, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 relating to The CalComp Technology, Inc. 1996 Stock Option Plan for Key Employees and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ GARY R. LONG                                                  August 7, 1996
    ----------------------------
      Gary R. Long
      Director and President and
      Chief Executive Officer


                               Page 3 of 8 Pages

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                            CALCOMP TECHNOLOGY, INC.


          The undersigned hereby constitutes and appoints Gary R. Long and William F. Porter, Jr., and each of them, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 relating to The CalComp Technology, Inc. 1996 Stock Option Plan for Key Employees and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ GARY P. MANN                                                August 7, 1996
    ---------------
      Gary P. Mann
      Director

                               Page 4 of 8 Pages

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                            CALCOMP TECHNOLOGY, INC.


          The undersigned hereby constitutes and appoints Gary R. Long and William F. Porter, Jr., and each of them, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 relating to The CalComp Technology, Inc. 1996 Stock Option Plan for Key Employees and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ TERRY F. POWELL                                              August 7, 1996
    -----------------
      Terry F. Powell
      Director

                               Page 5 of 8 Pages

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                            CALCOMP TECHNOLOGY, INC.


          The undersigned hereby constitutes and appoints Gary R. Long and William F. Porter, Jr., and each of them, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 relating to The CalComp Technology, Inc. 1996 Stock Option Plan for Key Employees and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ GERALD W. SCHAEFER                                            August 7, 1996
    --------------------
      Gerald W. Schaefer
      Director

                               Page 6 of 8 Pages

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                            CALCOMP TECHNOLOGY, INC.


          The undersigned hereby constitutes and appoints Gary R. Long and William F. Porter, Jr., and each of them, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 relating to The CalComp Technology, Inc. 1996 Stock Option Plan for Key Employees and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ NEIL A. KNOX                                                 August 7, 1996
    --------------
      Neil A. Knox
      Director

                               Page 7 of 8 Pages

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                            CALCOMP TECHNOLOGY, INC.


          The undersigned hereby constitutes and appoints Gary R. Long and William F. Porter, Jr., and each of them, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 relating to The CalComp Technology, Inc. 1996 Stock Option Plan for Key Employees and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ KENNETH R. RATCLIFFE                                        August 7, 1996
    ----------------------
      Kenneth R. Ratcliffe
      Director

                               Page 8 of 8 Pages